AMENDMENT NO. 3 TO CREDIT AGREEMENT

     This Amendment No. 3 is dated as of January 24, 1997 by and among John B. Sanfilippo & Son, Inc. (the "Borrower"), the Lenders parties hereto and Bank of America Illinois, as Agent for the Lenders ("Amendment No. 3").

                           W I T N E S S E T H;

     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of March 27, 1996, as amended by that certain Amendment No. 1 and Waiver to Credit Agreement dated as of August 1, 1996 and that certain Amendment No. 2 and Waiver to Credit Agreement dated as of October 30, 1996 (the "Credit Agreement");

     WHEREAS, the Borrower and the other Obligors are concurrently pledging substantially all their assets to secure, inter alia, their Obligations arising under or in connection with the Credit
Agreement; and

     WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

     2. Amendments to Credit Agreement. Subject to the terms and conditions set forth in Section 5 of this Amendment No. 3, the Credit Agreement is hereby amended as follows:

     (a) The following definitions are inserted into Section 1.1 of the Credit Agreement in appropriate alphabetical order:

          ""Collateral Agent" means Bank of America Illinois, as collateral agent for the Secured Lenders, and the successors and assigns thereof as collateral agent for the Secured
     Lenders.

          "Collateral Documents" means the Security Agreement, the Collateral Agency Agreement and other Collateral Documents (as such term is defined in the Collateral Agency Agreement).

          "Collateral Agency Agreement" means that certain Intercreditor and Collateral Agency Agreement dated as of January 23, 1997 among Bank of America Illinois, as Collateral Agent, Agent, Lenders, Prudential and Teachers, as from time to time amended, restated, supplemented or otherwise modified.

          "Quantz" means Quantz Acquisition Co., Inc., a Delaware corporation and a wholly-owned subsidiary of Borrower.

          "Security Agreement" means that certain Security
     Agreement dated as of January 23, 1997 among Borrower,
     Sunshine, Quantz, and Bank of America Illinois, as Collateral Agent for the Lenders, Prudential and Teachers, as from time to time amended, restated, supplemented or otherwise modified.

          "Teachers" means Teachers Insurance and Annuity
     Association of America."

     (b)  The following definitions in Section 1.1 of the Credit
Agreement are amended and restated in their entirety as follows:

               ""Fixed Asset Advance" means, for each calendar month, the greater of:

               (i) the sum of (a) 60% of the appraised orderly liquidation value of certain equipment on a list to be provided to the Agent by the Borrower less prior liens if any and (b) 60% of the appraised market value of certain real estate on a list to be provided to the Agent by the Borrower less prior liens if any, provided that (A) any appraisals shall be performed by professionals engaged by Agent and (B) Borrower shall have obtained title insurance policies and surveys for all appraised real estate; and

               (ii) the amount shown in the table below for the applicable month:

          Calendar Month           Fixed Asset Advance
          --------------           -------------------
          January                       $20,000,000
          February                      $20,000,000
          March                         $20,000,000
          April                         $15,000,000
          May                           $15,000,000
          June                          $10,000,000
          July                          $10,000,000
          August                        $10,000,000
          September                     $10,000,000
          October                       $15,000,000
          November                      $20,000,000
          December                      $20,000,000

     provided that in no event shall the Fixed Asset Advance for any calendar month exceed the sum of the total principal amounts then outstanding under the Prudential Senior Notes and the Teachers Senior Notes.

          "Fixed Charge Coverage Ratio" means the ratio, as measured at the end of each Fiscal Quarter for the applicable Fiscal Quarter, of (i) the sum of(a) EBIT, plus (b) Rental
     Payments to (ii) the sum of(y) Consolidated Interest Expense, plus (z) Rental Payments.

          "Letter of Credit Availability" means, at any time, the lesser of

               (a)  the excess of

                    (i) the then Total Commitment Amount (subject to the limit with respect to aggregate Credit
               Extensions under Section 8.2.15)

               over

                    (ii) the sum of (x) the then aggregate
               outstanding principal amount of all Loans and Acceptance Obligations and (y) the then aggregate outstanding Letter of Credit Outstandings

               and

               (b)  the excess of

                    (i) $3.5 million

               over

                    (ii) the then aggregate outstanding Letter of
               Credit Outstandings, not including the outstanding amount of the Bainbridge IRB Letter of Credit."

     (c) The word "or" is deleted from the end of subparagraph (a) of the definition of "Change of Control" in Section 1.1 of the Credit Agreement and the following text is added to the end of such definition:

     "or;

          (c) the failure of the Borrower to own, directly and beneficially, 100% of Quantz's outstanding shares of common stock of all classes."

     (d) The word "or" is deleted from the end of subparagraph (i) of the definition of "Eligible Inventory" in Section 1.1 of the Credit Agreement and the following text is added to the end of such definition:

     ";

          (h) on or after March 23, 1997, none of such Inventory is stored with a bailee, warehouseman or similar person, or is otherwise located on premises not owned or leased by Borrower or any of its Subsidiaries, unless a satisfactory bailee letter has been delivered to Collateral Agent; and

          (i) none of such Inventory is placed on consignment.

     (e) Section 8.1.1(c) of the Credit Agreement is amended and restated in its entirety as follows:

          "(c) as soon as available and in any event within 30 days after the end of each Fiscal Month, a certificate in the form of Exhibit E hereto (a "Compliance Certificate"), executed by the chief financial Authorized Officer of the Borrower, (i) showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with covenants contained in Sections 8.2.1, 8.2.2, 8.2.4, 8.2.6, 8.2.7, 8.2.10, 8.2.11, 8.2.12,
     8.2.14, 8.2.15 and 8.2.16 of the Credit Agreement, paragraphs 6B, 6C, 6F, 6H, 6K, 6M, 6N, 6O, 6Q, 6R, 6S of the Prudential Note Agreement, and Sections 8.7, 8.8, 8.9, 8.11, 9.1, 9.2,
     9.3, 9.4 and 9.5 of the Teachers Note Agreement and (ii) certifying that (A) no Event of Default has occurred and is continuing pursuant to Section 9.1.2, 9.1.7. 9.1.8 or 9.1.11 of the Credit Agreement, (B) no "Event of Default" (as such term is used in the Prudential Agreement) has occurred and is continuing pursuant to paragraph 7(a) (iv), (viii), (ix), (x),
     (xvii) or (xviii) of the Prudential Agreement, and (C) no "Event of Default" (as such term is used in the Teachers Agreement) has occurred and is continuing pursuant to Section __ of the Teachers Agreement."

     (f) Section 8.1.1(e) of the Credit Agreement is amended and restated in its entirety as follows:

          "(e) as soon as possible and in any event no later than 30 days following the end of each Fiscal Month, reports in respect of (i) the aging of Accounts by Account Debtor, (ii) accounts payable, and (iii) Inventory by type and location. Such reports shall be in such form and in such detail as the Agent shall reasonably require;"

     (g) The phrase "or any substantial dispute between Borrower or any of its Subsidiaries and any governmental authority," is inserted after the second reference to "Section 7.7" in Section
8.1.1(h) of the Credit Agreement.

     (h)  The last sentence of Section 8.1.7 of the Credit
Agreement is deleted and replaced with the following:

     "Borrower shall pay costs and expenses incurred in connection with two such audits per Fiscal Year in an amount not to exceed an aggregate of $15,000 per Fiscal Year. In addition, all costs and expenses incurred in connection with any audit shall be paid by the Borrower if a Default pursuant to Section
     9.1.8 shall have occurred and be continuing."

     (i) Section 8.2.2(g) is amended and restated in its entirety as follows:

          "(g) Indebtedness of Sunshine from time to time owing to the Borrower and incurred in the ordinary course of business on account of the Borrower's payment of ordinary course payables of Sunshine and on account of Sunshine's properly allocable share of ordinary course overhead expenses incurred and paid by the Borrower on behalf of Sunshine, provided that the aggregate amount of such Indebtedness shall not exceed $30,000,000 outstanding at any one time, and provided further such Indebtedness shall not be evidenced at any time by a promissory note or other written instrument."

     (j) The following text shall be inserted as Section 8.2.3(i) of the Credit Agreement:

          "(i) Liens granted pursuant to the Collateral Documents."

     (k) Subsection 8.2.4(d) of the Credit Agreement is deleted in is entirety and replaced with the following:

          "(d) The Fixed Charge Coverage Ratio to be less than the following amounts during the following periods:

          Minimum Fixed Charge             For the
             Coverage Ratio             Quarter Ended
          --------------------          -------------
               1.00                     December 31, 1996
               0.50                     March 27, 1997
               1.00                     June 26, 1997
               1.75                     September 25, 1997
               2.00                     December 31, 1997"

     (l) Subsection 8.2.4(f) of the Credit Agreement is deleted in its entirety.

     (m) Section 8.2.5(e) of the Credit Agreement is deleted in its entirety and replaced with the following:

     "(e) [Intentionally deleted];"

     (n) Section 8.2.7 of the Credit Agreement is amended and restated in its entirety as follows:

          "SECTION 8.2.7. Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make Capital Expenditures in any Fiscal Years, except (a) Capital Expenditures incurred before December 31, 1996 related to acquisitions for the Fisher Nut Co. business, (b) other Capital Expenditures incurred during Fiscal Year 1996 not exceeding $8,200,000 in the aggregate on a consolidated basis,
     (c) Capital Expenditures incurred during Fiscal Year 1997 not exceeding $7,200,000 in the aggregate on a consolidated basis, and (d) Capital Expenditures in subsequent Fiscal Years that do not exceed in the aggregate for each such Fiscal Year $10,000,000."

     (o) The reference in Section 8.2.8 of the Credit Agreement to "$500,000" as the maximum aggregate amount of Rental Obligations for any Fiscal Year is hereby deleted and replaced with a reference to "$650,000."

     (p) The following text is added to the end of Section 8.2.12 of the Credit Agreement:

               "Without limiting the foregoing, Borrower will not consent to or permit any amendment, supplement or other modification which has the effect of (i) increasing the interest rate or fees under such agreement, (ii) increasing the amount of obligations of Borrower or any Subsidiary under such agreement, (iii) amending the financial covenants contained in such agreement or (iv) permitting any prepayment of obligations under such agreement."

     (q)  The reference to "$25,000,000" as the Maximum Permitted
Amount of Credit Extensions for the period August through September is hereby deleted from the chart in Section 8.2.15 of the Credit
Agreement and replaced with a reference to "$40,000,000".

     (r) The following text is inserted as Section 9.1.11 of the Credit Agreement:

          "SECTION 9.1.11. Impairment of Liens. Collateral Agent shall cease to have a first priority perfected security interest and lien (subject to liens permitted pursuant to Section 8.2.3) in substantially all of the property of the Borrower, Sunshine and Quantz pursuant to the Collateral Documents."

     (s) The following text is inserted as Section 9.1.12 of the Credit Agreement:

          "SECTION 9.1.12. Breach of Certain Teachers Covenants. Borrower (a) shall breach any of the covenants set forth in Sections 9.1 or 9.2 of the Teachers Note Agreement and such breach shall have continued for a period of more than 15 days after any Authorized Officer has actual knowledge thereof or the Borrower receives written notice thereof from the Agent or any holder of a "Senior Note" as such term is defined in the Teachers Note Agreement or (b) shall breach any of the covenants set forth in Sections 10.1 or 10.2 of the Teachers Note Agreement and such breach shall have continued for a period of more than 30 days after any Authorized Officer has actual knowledge thereof or the Borrower receives written notice thereof from the Agent or any holder of a Subordinated Note as such term is defined in the Teachers Note Agreement."

     (t) The last sentence of Section 11.3 of the Credit Agreement is amended and restated in its entirety as follows:

     "The Borrower also agrees to reimburse the Agent upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiations of any restructuring or "work-out", whether or not consummated, of any Obligations, (y) the enforcement of any Obligations, and
     (z) costs and expenses incurred pursuant to Section 10 of the Security Agreement."

     (u) Exhibit E to the Credit Agreement is amended in its entirety to read as provided in Schedule I hereto.

     (v) Exhibit F to the Credit Agreement is amended in its entirety to read as provided in Schedule II hereto.

     3. Limited Waivers. Subject to the terms and conditions set forth in Section 5 of this Amendment No. 3:

     (a)  The Agent and the Lenders hereby waive compliance with
Section 8.2.4(d) of the Credit Agreement (as in effect before the execution of this Amendment No. 3) solely for the Fiscal Quarter ending December 31, 1996.

     (b) The Agent and the Lenders hereby waive any default pursuant to Section 9.1.5 of the Credit Agreement that may result from the Obligors' failure to comply with Sections 5L and 6N of the Prudential Note Agreement and Sections 9.1 and 10.1 of the Teachers Note Agreement, solely for the Fiscal Quarter ending December 31, 1996, which compliance is being waived by Prudential and Teachers pursuant to the amendments to the Prudential Note Agreement and Teachers Note Agreement, respectively, each dated as of the date hereof.

     (c)  The Agent and the Lenders hereby waive compliance with
Section 8.2.12 of the Credit Agreement only to the extent necessary to allow the Borrower to execute amendments to the Teachers Note Agreement and Prudential Agreement pursuant to Section 5(a)(ii) of this Amendment No. 3.

     4.   The Borrower represents and warrants that:

     (a) after giving effect to this Amendment No. 3, (i) no Default or Event of Default exists and is continuing under the Agreement and (ii) no breach or other default exists under either the Teachers Note Agreement or the Prudential Note Agreement.

     (b) the execution, delivery and performance by Borrower of this Amendment No. 3 are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, any necessary shareholder approval), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon Borrower; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

     (c) This Amendment No. 3 does not contain any misstatement of a material fact or fail to state a material fact necessary to make the statement or statements of Borrower contained herein not misleading, and Borrower has disclosed to Agent all facts or circumstances of which Borrower is aware following due and diligent inquiry, which are material to, or could adversely affect in any way, the purposes or subject matter of this Amendment No. 3 and/or consummation of the terms and conditions hereof.

     (d) Since the financial statements dated September 26, 1996, there has been no material adverse change in the assets or the financial condition of the Borrower and its Subsidiaries taken as a whole.

     (e) The warranties and representations of Borrower contained in this Amendment No. 3, the Credit Agreement, as amended hereby, and the Collateral Documents, shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.

     5. This Amendment No. 3 shall become effective as of January 24, 1997 upon satisfaction of the following conditions:

     (a) Required Documents. Agent shall have received the documents listed below on or prior to the date hereof, each duly executed, in form and substance satisfactory to Agent and in quantities specified by Agent:

          (i) Amendment. This Amendment No. 3 among the Borrower, Sunshine, the Agent and each of the Lenders.

         (ii) Teachers and Prudential Amendments and Guaranties. A copy of an Amendment to the Teachers Note Agreement and an Amendment to the Prudential Note Agreement, each of even date herewith, each such amendment to be acceptable to Collateral Agent and to include a consent to this Amendment No. 3, and copies of the guaranties executed by Quantz in favor of each of Prudential and Teachers, each of even date herewith.

        (iii)  Collateral Agency Agreement.  That certain
     Intercreditor and Collateral Agency Agreement of even date herewith among Agent, as Collateral Agent, Lenders, and the holders of promissory notes under the Prudential Note
     Agreement and the Teachers Note Agreement.

         (iv) Security Agreement. That certain Security Agreement of even date herewith made by Obligors in favor of Collateral Agent.

          (v) Security Interests and UCC filings. Evidence satisfactory to Collateral Agent that Collateral Agent has a valid and perfected first priority security interest (subject to Liens permitted under the Credit Agreement) in the Collateral, including (A) such documents duly executed by Obligors (including financing statements under the UCC and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Collateral Agent may request in order to perfect its security interests in the Collateral and (B) copies of UCC search reports listing all effective financing statements that name any Obligor, as debtor, together with copies of such financing statements, none of which shall cover the Collateral.

         (vi) Stock Pledge Agreement; Stock Certificates. (A) That certain Stock Pledge Agreement of even date herewith made by Borrower in favor of Collateral Agent relating to all of the stock of Sunshine and Quantz Acquisition Co., Inc. and (B) for the Pledged Stock (as such term is defined in the Stock Pledge Agreement), stock certificates with negotiable stock powers endorsed in blank.

        (vii) Mortgages. Mortgages covering the real estate in Gustine, California, Garysburg, North Carolina and Selma, Texas (collectively, the "Mortgaged Properties"), together with (a) copies of existing title insurance policies, as-built surveys, zoning letters and certificates of occupancy, the contents of which are satisfactory to Collateral Agent in its sole discretion; (b) evidence that counterparts of the Mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Collateral Agent, to create a valid and enforceable first priority lien on each Mortgaged Property in favor of Collateral Agent; and (c) an opinion of counsel in each state in which any Mortgaged Property is located in from and substance and from counsel satisfactory to Collateral Agent.

       (viii) Leasehold Mortgages. Leasehold Mortgages covering the leased real estate in Elk Grove Village, Illinois (Busse Road property) and Des Plaines, Illinois (the "Mortgaged Leasehold Properties"), together with (a) copies of all leases related to the Mortgaged Leasehold Properties and (b) as deemed appropriate by Collateral Agent in its sole discretion, a consent by the holder of any mortgage on either Mortgaged Leasehold Property.

         (ix) Collateral Assignment of Copyrights, Patents, Trademarks and Licenses. That certain Collateral Assignment of Copyrights, Patents, Trademarks and Licenses of even date herewith made by Obligors in favor of Collateral Agent.

          (x) Reaffirmation of Sunshine Guaranty. Reaffirmation of Guaranty by Sunshine, of even date herewith.

         (xi) Guaranty by Quantz Acquisition Co., Inc. A Guaranty executed and delivered by Quantz Acquisition Co., Inc., substantially in the form of the Sunshine Guaranty.

        (xii) Obligors' Bylaws, Resolutions and Incumbency. A certificate from each Obligor's corporate secretary certifying as to (A) attached resolutions of such Obligor's board of directors authorizing the execution, delivery and performance of this Amendment No. 3 and the other documents to be executed by such Obligor pursuant hereto, (B) attached by-laws of such Obligor and (C) the officers of such Obligor executing this Amendment No. 3 and the other documents to be executed by such Obligor pursuant hereto are authorized to execute such documents on behalf of such Obligor.

       (xiii) Articles of Organization. For each Obligor, a charter or certificate of incorporation and all amendments thereto, each to be dated a recent date prior to the date hereof and certified by the applicable Secretary of State or other authorized governmental entity.

        (xiv) Good Standing/Existence. For each Obligor, copies of good standing certificates and certificates of existence (including verification of tax status, where available), as applicable, from (A) each such Obligor's state of incorporation or formation, (B) the state in which each such Obligor's principal place of business is located and (C) all states in which the laws thereof require such Obligor to be qualified to do business, each to be dated a recent date prior to the date hereof and certified by the applicable Secretary of State or other authorized governmental entity.

         (xv) Officers' Certificates. A certificate from the each Obligor's chief financial Authorized Officer certifying that on the date hereof and after giving effect to this Amendment No. 3, (A) no Default or Event of Default has occurred and is continuing and that (B) the representations and warranties of such Obligor are true and correct.

        (xvi) Opinion of Counsel. Duly executed originals of opinion of Jenner & Block, counsel for Borrower, in form and substance satisfactory to Agent and its counsel, dated the Closing Date, and accompanied by a letter addressed to such counsel from Borrower, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in such opinion an express statement to the effect that Agent and Lenders are authorized to rely on such opinion.

       (xvii) Insurance Policies. Copies of insurance policies and loss payable endorsements required by the Security
     Agreement.

      (xviii) Other Documents. Such other documents as Agent may reasonably request.

     (b) Representations and Warranties. The warranties and representations of Borrower contained in this Amendment No. 3 shall be true and correct as of the date hereof.

     (c) Fees and Expenses. The Borrower shall have paid the outstanding fees and out-of-pocket costs and expenses of counsel for the Agent and the additional fees and out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 3.

     (d) Field Review Audit Expenses. The Borrower shall have paid the outstanding costs and expenses of the Agent incurred in connection with a field review audit performed earlier this year pursuant to Section 8.1.7 of the Credit Agreement.

     6. Except as specifically set forth in this Amendment No. 3, the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects.

     7. The Agent and Lenders are not aware of any default or event of default in existence on the date hereof after giving effect to this Amendment No. 3.

     8. The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as expressly set forth herein. Upon the effectiveness of this Amendment No. 3, each reference in the Credit Agreement to "this Agreement", "hereof", "herein" or "hereunder" or words of like import, and all references to the Credit Agreement in any other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

     9. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10.  THIS AMENDMENT NO. 3 SHALL BE DEEMED TO BE A CONTRACT
MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
ILLINOIS.


                         [signature pages follow]






Document Number:  0139931.17
2-27-97/:43a
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Credit Agreement as of the date first above written.


                         JOHN B. SANFILIPPO & SON, INC.


                                 By: /s/ Gary P. Jensen
                                     ------------------
                              Title: Executive Vice President and
                                     Chief Financial Officer



                         BANK OF AMERICA ILLINOIS, in its capacity as Agent



                                 By: /s/ David L. Graham
                                     ---------------------
                              Title: Agency Management Services
                                     Senior Agency Officer



                         BANK OF AMERICA ILLINOIS, in its capacity as a Lender, Issuing Lender and Issuer


                                 By: /s/ Lynn Simmons
                                     ----------------
                              Title: Vice President



                         THE NORTHERN TRUST COMPANY, in its
                         capacity as a Lender


                                 By: /s/ Arthur J. Fogel
                                     -------------------
                              Title: Vice President



                         NATIONAL CITY BANK, in its capacity as a Lender


                                 By: /s/ Diego Tobon
                                     ---------------
                              Title: Vice President



The undersigned acknowledges
receipt of a copy of the foregoing
Amendment No. 3 and Waiver,
consents to the terms thereof,
and ratifies and confirms its Guaranty,
dated as of March 27, 1996, in favor
of the Lenders, and all documents,
instruments and agreements executed
in connection therewith.

SUNSHINE NUT CO.

By:    /s/ John C. Taylor
       ------------------
Title: President

             Schedule I to Amendment No. 3 to Credit Agreement

                                                                  EXHIBIT E


                          COMPLIANCE CERTIFICATE


To Bank of America, as Agent, and
to all financial institutions
  parties to the Credit Agreement.


     Re: Credit Agreement, dated as of March __, 1996 (herein, together with all amendments, if any, thereafter from time to time made thereto, called the "Credit Agreement"), among John B. Sanfilippo & Son, Inc., a Delaware corporation (herein called "Borrower"), the various financial institutions as are parties thereto, and Bank of America Illinois, as Agent.

Gentlemen/Ladies:

     Borrower hereby certifies and warrants that as of ________________, 199__ (herein called the "Computation Date"):

               (a) the Tangible Net Worth was (and in any event was not less than) $__________________, as computed on Attachment 1 hereto;

               (b) the ratio of Senior Funded Indebtedness to Total Capitalization was (and in any event was not more than) ____%, as computed on Attachment 2 hereto;

               (c)  the ratio of Funded Indebtedness to Total
          Capitalization was (and in any event was not more than)
          ____%, as computed on Attachment 3 hereto;

               (d) the Fixed Charge Coverage Ratio was (and in any event was not less than) ____%, as computed on Attachment 4 hereto;

               (e) the Current Ratio was (and in any event was not less than) ___%, as computed on Attachment 5 hereto; and

               (f) except as set forth in Attachment 6 hereto, no Default had occurred and was continuing.

     Borrower further certifies and warrants that as of the Computation Date:


               (a) Borrower is in compliance with the covenants contained in each of the following sections of the Credit Agreement:


               Section 8.2.2       Indebtedness
               Section 8.2.4       Financial Condition
               Section 8.2.6       Restricted Payment, etc
               Section 8.2.7       Capital Expenditures, etc
               Section 8.2.10      Consolidation, Merger, etc
               Section 8.2.11      Dispositions of Assets
               Section 8.2.12      Modification of Certain
                                   Agreements
               Section 8.2.14      Negative Pledges, Restrictive
                                   Agreements, etc
               Section 8.2.15      Clean Down
               Section 8.2.16      Subsidiary Debt



               (b) Borrower is in compliance with each of the covenants contained in each of the following paragraphs of the Prudential Note Agreement:


               Paragraph 6B        Indebtedness and Liabilities
               Paragraph 6C        Consolidations, Mergers
               Paragraph 6F        Disposal of Property
               Paragraph 6H        Distributions
               Paragraph 6K        Other Business
               Paragraph 6M        Amendments to Certain
                                   Documents
               Paragraph 6N        Capital Expenditures
               Paragraph 6O        Teachers Notes
               Paragraph 6Q        Negative Pledges, Restrictive
                                   Agreements
               Paragraph 6R        Financial Covenants
               Paragraph 6S        Subsidiary Indebtedness

               (c) Borrower is in compliance with each of the covenants contained in each of the following sections of the Teachers Note Agreement:


               Section 8.7         Current Ratio
               Section 8.8         Subsidiary Debt
               Section 8.9         Restricted Payments and
                                   Restricted Investments
               Section 8.11        Lines of Business
               Section 9.1         Financial Tests
               Section 9.2         Consolidated Tangible Net
                                   Worth
               Section 9.3         Indebtedness
               Section 9.4         Consolidation, Merger or
                                   Disposition of Substantially
                                   All Assets
               Section 9.5         Disposition of Assets



               (d) no Event of Default has occurred and is continuing pursuant to any of the following sections of the Credit Agreement:


               Section 9.1.2       Breach of Warranty
               Section 9.1.7       Change in Control
               Section 9.1.8       Bankruptcy, Insolvency, etc.
               Section 9.1.11      Impairment of Liens



               (e) no "Event of Default" (as such term is used in the Prudential Agreement) has occurred and is continuing pursuant to any of the following paragraphs of the Prudential Agreement:

               Paragraph 7A(iv)    False or misleading
                                   representation or warranty
               Paragraph 7A(viii)  Bankruptcy or similar event
               Paragraph 7A(ix)    Voluntary bankruptcy or
                                   similar event
               Paragraph 7A(x)     Involuntary bankruptcy or
                                   similar event
               Paragraph 7A(xvii)  Change of control
               Paragraph 7A(xviii) Impairment of liens

               (f) no "Event of Default" (as such term is used in the Teachers Agreement) has occurred and is continuing pursuant to any of the following sections of the Teachers Agreement:

               Section 12.1(D)     False or misleading warranty
               Section 12.1(H)     Bankruptcy or similar event
               Section 12.1(I)     Voluntary bankruptcy or
                                   similar event
               Section 12.1(J)     Involuntary bankruptcy or
                                   similar event
               Section 12.1(Q)     Impairment of liens.


      IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered by its duly Authorized Officer this_____ day of ______________, ____.



                              JOHN B. SANFILIPPO & SON, INC.


                              By:________________________________
                                 Title:__________________________

                                        ATTACHMENT 1
                                        (to __/__/ __ Compliance
                                         Certificate)

                            TANGIBLE NET WORTH
                         ON _______________, _____
                             COMPUTATION DATE


On a Consolidated basis for Borrower and its Subsidiaries:

     Tangible Net Worth as of ___/____/____                   $____________

     (Not permitted to be less than $55,000,000 plus 50% of cumulative net income (excluding losses))

                                        ATTACHMENT 2
                                        (to __/__/__ Compliance
                                        Certificate)



                  SENIOR FUNDED INDEBTEDNESS RATIO
                        ON ____________, ____
                          COMPUTATION DATE



On a Consolidated basis for Borrower and its Subsidiaries:

     1.   Senior Funded Indebtedness.................$_________

     2.   Total Capitalization.......................$_________

     3.   Ratio of Item 1 to Item 2..........................____%


     (Line 3 is not permitted to be more than 57%).

                                        ATTACHMENT 3
                                        (to __/__/__ Compliance
                                        Certificate)

                       FUNDED INDEBTEDNESS RATIO
                          ON ___________, ____
                            COMPUTATION DATE


On a Consolidated basis for Borrower and its Subsidiaries:

     1.   Funded Indebtedness.................$___________

     2.   Total Capitalization................$___________

     3.   Ratio of Item 1 to Item 2......................_____%


     (Line 3 is not permitted to be more than 60%).

                                        ATTACHMENT 4
                                        (to __/__/__ Compliance
                                        Certificate)


                    FIXED CHARGE COVERAGE RATIO
                        ON __________, ____
                          COMPUTATION DATE

On a Consolidated basis for Borrower and its Subsidiaries:

     1.   Consolidated Net Income.................$___________

     2.   Aggregate Consolidated Interest Expense
          deducted in calculation of Consolidated
          Net Income..............................$___________

     3.   Aggregate amount deducted in respect of
          Federal, state, local and foreign income
          taxes in calculation of Consolidated
          Net Income..............................$___________

     4.   Sum of Item 1, Item 2 and Item 3........$___________

     5.   Aggregate non-cash gains arising other
          than in the ordinary course of business.$___________

     6.   EBIT: Subtract Item 5 from Item 4.......$___________

     7.   Rental Payments.........................$___________

     8.   Sum of Item 6 and Item 7................$___________

     9.   Consolidated Interest Expense...........$___________

     10.  Sum of Item 7 and Item 9................$___________

     11.  Fixed Charge Coverage Ratio: Ratio of
          Item 8 to Item 10..............................____%


(Fixed Charge Coverage Ratio is not permitted to be less than the following amounts during the following periods:

          Minimum Fixed Charge             For the
             Coverage Ratio             Quarter Ended
          --------------------          -------------
               1.00                     December 31, 1996
               0.50                     March 27, 1997
               1.00                     June 26, 1997
               1.75                     September 25, 1997
               2.00                     December 31, 1997)

                                        ATTACHMENT 5
                                        (to __/__/__ Compliance
                                        Certificate)


                               CURRENT RATIO
                            ON _________, ____
                             COMPUTATION DATE


On a consolidated basis for Borrower and its Subsidiaries:

1.   All current assets . . . . . . . . . . . .   $___________

2.   All current liabilities (except current
       liabilities with respect to deferred
       taxes) . . . . . . . . . . . . . . . . .   $___________

3.   Current Ratio: Ratio of Item 1 to Item 2 . . . . . . . ____%

     (Line 3 is not permitted to be less than 1.25 to 1.0)